UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 1, 2005
                Date of Earliest Event Reported: February 1, 2005

                                  NDS Group plc
             (Exact Name of Registrant as Specified in its Charter)


      England and Wales                 0-30364                     None
(State or other jurisdiction          (Commission              I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


         One London Road, Staines, Middlesex, TW18 4EX, United Kingdom
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: +44 208 476 8000



[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition


Item 7.01.  Regulation FD Disclosure


The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure".

On February 1, 2005, NDS Group plc ("the Company") issued a press release setting forth the Company's unaudited earnings for the quarter ended December 31, 2004, the second quarter of its current fiscal year. A copy of the Company's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 1, 2005                     NDS Group plc


                                     By:   /s/ A Peled
                                           -----------------------------------

                                           Abraham Peled
                                           President & Chief Executive Officer

Exhibit Index

       Exhibit Number              Description

       99                          Press Release issued by NDS Group plc dated
                                   February 1, 2005